United States Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 12, 2006
                                (Date of Report)

                             TAM OF HENDERSON, INC.
             (Exact name of registrant as specified in its charter)

       Nevada                      000-51516                     20-0667864
(State of incorporation)    (Commission File Number)           (IRS Employer
                                                             Identification No.)

9664 Tapestry Pine Street, Las Vegas, NV                            89178
(Address of principal executive offices)                          (Zip Code)

                                 (702) 498 7365
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

      A. Merger Agreement

      On June 26, 2006, the Registrant entered into an agreement and plan of merger with Full Power Enterprises Global Limited ("FPEG"), Jiangping Jiang, Jiangxia Jiang, Luoluo Gao, Jingbo Zhang, Liangzhen Jin, Simple (Hong Kong) Investment & Management Company Limited, First Capital Limited, Value Global International Limited and China US Bridge Capital Limited (the "Merger Agreement"). A copy of the Merger Agreement was filed as Exhibit 10.2 to the Registrant's Current Report dated June 26, 2006.

      The transaction described in the Merger Agreement is referred to in this Current Report as the "Merger Transaction." A summary of the Merger Transaction, as well as the material terms and conditions of the Merger Agreement, are set forth below, but such summary is qualified in its entirety by the terms and condition of the Merger Agreement, which are incorporated herein by this reference.

            1. The Parties to the Merger Agreement

      Prior to the completion or closing of the Merger Transaction on July 12, 2006, Merger Sub of Tam, Inc. ("MST") was a Nevada corporation and a wholly owned subsidiary of the Registrant.

      FPEG is a corporation formed under the laws of the British Virgin Island and a holding company that owns all of the issued and outstanding stock of Shenzhen Yu Zhi Lu Aviation Service Company Limited ("YZL"). YZL is the operating company organized under the laws of China. Additional information about YZL, including audited financial statements for the past two fiscal years, is contained elsewhere in this Current Report.

      Prior to the completion of the Merger Transaction on July 12, 2006, Jiangping Jiang, Jiangxia Jiang, Luoluo Gao, Jingbo Zhang, Liangzhen Jin, Simple (Hong Kong) Investment & Management Company Limited, First Capital Limited, Value Global International Limited and China US Bridge Capital were the shareholders of FPEG (the "FPEG Shareholders"). In addition, Jiangping Jiang is the sole director of FPEG.

            2. The Merger Transaction

      Pursuant to the Merger Agreement, MST merged with FPEG, with FPEG as the survivor of the merger. As a result of the Merger Transaction, FPEG became a wholly owned subsidiary of the Registrant, which, in turn, made the Registrant the indirect owner of the Chinese subsidiary company YZL.

            3. The Merger Consideration

      Under the Merger Agreement, in exchange of surrendering their shares in FPEG, the FPEG Shareholders received stock consideration. The stock consideration consisted of 20,000,000 newly issued shares of the Registrant's common stock, which were divided proportionally among the FPEG Shareholders in accordance with their respective ownership interests in FPEG immediately before the completion Merger Transaction.

            4. The Merger Agreement

      There was delay between the signing of the Merger Agreement and the closing of the Merger Agreement; the first action occurred on June 26, 2006 and the second action occurred on July 12, 2006. The Merger Agreement contains customary terms and conditions for a transaction of this type, including representations, warranties and covenants, as well as provisions describing the merger consideration, the process of exchanging the consideration and the effect of the merger. The Merger Agreement contains reciprocal indemnification provisions that provide for indemnification in the event of a breach of a representation or warranty. The indemnification provisions survive the closing of the Merger Transaction for 18 months.

            5. Material Relationships

      Since June 2006, Jun Xiao has served as the chairman of the board and the chief executive officer of the Registrant and has been a member of the board of directors of the Registrant (the "Board of Directors"). There were no material relationships between the Registrant or its affiliates and any of the parties to the Merger Agreement, other than in respect of the Merger Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

      On July 12, 2006, the Registrant completed the Merger Transaction and acquired FPEG from the FPEG Shareholders and thereby indirectly acquired the Chinese operating company YZL. Further information about the Merger Agreement and the Merger Transaction is provided above under Item 1.01 of this Current Report.

      In exchange for transferring FPEG to the Registrant, the FPEG Shareholders received stock consideration consisting of 20,000,000 newly issued shares of the Registrant's common stock, which were divided proportionally among the FPEG Shareholders in accordance with their respective ownership interests in FPEG immediately before the completion Merger Transaction. Further information about the merger consideration is provided above under Item 1.01 of this Current Report.

      There were no material relationships between the Registrant or its affiliates and any of the parties to the Merger Agreement, other than in respect of the Merger Agreement.

      The Registrant was a "shell company" (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) immediately before the completion of the Merger Transaction. Accordingly, pursuant to the requirements of Item 2.01(a)(f) of Form 8-K, set forth below is the information that would be required if the Registrant were filing a general form for registration of securities on Form 10-SB under the Exchange Act, reflecting the Registrant's common stock, which is the only class of its securities subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act upon consummation of the Merger Transaction, with such information reflecting the Registrant and its securities upon consummation of the Merger Transaction.

      Pursuant to Item 5.01(a)(8) of Form 8-K, the information contained in Items 5 and 7 of Part II; and Item 13 of Part III of the Registrant's Annual Report on Form 10-KSB for the fiscal years ended December 31, 2005 and 2004, as well as the information contained in Item 1 of Part I of the Registrant's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2006, is hereby incorporated by reference into this Current Report on Form 8-K under Item 2.01 hereof.

      A. Description of Business

      Shenzhen Yu Zhi Lu Aviation Service Company Limited, or YZL, was organized under the laws of China in March 1998. YZL primarily engaged in China domestic and international airline ticketing services and cargo transportation agency services as well as international lines through Hong Kong, Macao and Taiwan. Additionally, the company also provides hotel reservations, packaged tours, and air delivering.

      The three main activities of the company developed over the years include Air Tickets Booking, Hotel Booking, and Tour Routing for Customers. The company also owns an aviation network. (www.lvchengwang.com) that provides a complete air tickets sales network. YZL currently has 195 employees.

      YZL's competitors include Lai Si Da Aviation Service Company Limited, Zhong Hao Hui Freight and Flight Agency Company Limited, Da Zhi Cheng Aviation Service Company Limited, Shenzhen Shi Xun Industry Company Limited, and Tempus International Logistic Company Limited.

      YZL initiates advertising or promotion activities on the company's services, including roadside billboards, brochures, internet ads, cell phone messages ads, newspapers and magazines ads.

      Risk factors associated with the business of YZL includes the following:

(1) Declines or disruptions in the travel industry generally could reduce our revenue: A large part of YZL business is currently driven by the trends that occur in the travel industry in China, including the hotel, airline and packaged-tour industries. As the travel industry is highly sensitive to business and personal discretionary spending levels, it tends to decline during general economic downturns. In addition, other adverse trends or events that tend to reduce travel and are likely to reduce YZL's revenues include: a recurrence of SARS or any other serious contagious diseases; increased prices in the hotel, airline, or other travel-related industries; increased occurrence of travel-related accidents; poor weather conditions; and natural disasters. YZL could be severely affected by changes in the travel industry and will, in many cases, have little or no control over those changes.

(2) Highly Dependent upon the Continued Services of the Executive Officers and the Loss of Key Personnel Could Affect the Ability to Successfully Growing Business. YZL is highly dependent upon the services of its senior management team, particularly Jiangping Jiang, the President/CEO of YZL. The permanent loss for any of the key executives could have a material adverse effect upon the operating results.

(3) With the markets being highly competitive, YZL may not be able to compete successfully. Many of the competitors have substantially greater revenues and financial resources than YZL does. YZL may not be able to compete favorably and increased competition may substantially harm YZL business, business prospects and results of operations.

      B. Plan of Operation

      Forward Looking Statements

      The information in this discussion contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements involve risks and uncertainties, including statements regarding the Registrant's capital needs, business strategy and expectations. Any statements contained herein that are not statements of historical facts may be deemed to be forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as "may", "will", "should", "expect", "plan", "Intend", "anticipate", "believe", estimate", "predict", "potential" or "continue", the negative of such terms or other comparable terminology. Actual events or results may differ materially. The Registrant disclaims any obligation to publicly update these statements, or disclose any difference between its actual results and those reflected in these statements. The information constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

      The Registrant became a holding company and has no significant business operations or assets other than its interest in Shenzhen Yu Zhi Lu Aviation Service Company Limited, its accounting predecessor company. YZL primarily engaged in China domestic and international airline ticketing services. Additionally, the company also provides hotel reservations, packaged tours, and air delivering.

      The Registrant's short to mid-term strategic plan is to focus on domestic market expansion. To achieve this goal, the Registrant plans to equip itself with high technology operating equipment and fine management to create an advanced service for the users or clients, making YZL a first-grade, internationalized, and networked service platform. The Registrant's long-term strategic goal is to become the leading aviation service company in China.

      The Registrant may issue additional shares of its capital stock to raise additional cash for working capital during the next twelve months. The Registrant has not decided on the amount of the cash needed for working capital at this point. Working capital will be used for expanding domestic market.

      C. Description of Property

      The assets of the Registrant and its subsidiaries on a consolidated, post-merger basis include cash/ cash equivalents, receivables/deposits, fixed assets (including electronics equipments and motor vehicles), and intangible assets. The registrant does not own any real estate properties; all of the properties are leased.

      YZL has seven physical office locations in China: (1) Nanshan Branch: Room A01, 1st Floor Lobby, Yi Hai Square, Chuang Ye Road, Nanshang Qu, Shenzhen City;
(2) Luohu Branch: 1st Floor Lobby, Dongmen Hotel, Hubei Road, Luohu Qu, Shenzhen City; (3)Baoan Airport Branch: AT34, Area A, Shenzhen Baoan Airport; (4)Fuyong

Branch: No. 129. Bai Shi Sha Blvd, Fuyong Zhen, Shenzhen City; (5)Longhua Zhuojing Branch: No.11 Sheng Di Long Quan, Ban Ren Min Bei Road, Longhua Blvd, Shenzhen City; (6) Xinzhou Branch: 1st Floor Business Center, Chu Tian Hotel, Hubei Building, Bin He Road, Shenzhen City; and (7)Headquarter: No. 2008 Shennan Road, Hua Lian Building Suite 405-409, Shenzhen City.

      D. Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth certain information, as of July 12, 2006 concerning shares of common stock of the Registrant, the only class of its securities that are issued and outstanding, held by (1) each shareholder known by the Registrant to own beneficially more than five percent of the common stock, (2) each director of the Registrant, (3) each executive officer of the Registrant, and (4) all directors and executive officers of the Registrant as a group:

                                               Amount and Nature
                                                 of Beneficial     Percentage of
Name and Address of Beneficial Owner (1)           Ownership        Common Stock
--------------------------------------------------------------------------------
Jun Xiao  (1), (2), (3)                            8,000,000           26.3%

Jiangping Jiang                                   11,800,000           38.8%

All directors and executive officers as
a group (1 person - Jun Xiao) (4)                  8,000,000           26.3%

--------------------------------------------------------------------------------

(1) Unless otherwise indicated in the footnotes to the table, each shareholder shown on the table has sole voting and investment power with respect to the shares beneficially owned by him or it. Percentages of less than one percent have been omitted from the table. The information in the table reflects the after closing outstanding shares of 30,450,000 shares.

      Change in Control Arrangements

      There are currently no arrangements that would result in a change in control of the Registrant.

      E. Directors and Executive Officers, Promoters and Control Persons

      Jun Xiao

      Mr. Xiao, aged 22, is the Registrant's newly appointed chairman and chief executive officer and a member of its Board of Directors. He has the following business experience: From Jan 2003 to March 2005, he was sales manager at Guangdong Province Dongwan Zhiyou Tech Develop LTD. From April 2005, he served as General Manager at Shenzhen Kaibite Tech Develop LTD.

      Mr. Xiao does not hold any other directorships with reporting companies in the United States. There are no family relationships between Mr. Xiao and the directors, executive officers, or persons nominated or chosen by the Registrant to become directors or executive officers. Other than the Merger Transaction, which is discussed above under Item 1.01 of this Current Report, during the last two years, there have been no transactions to which the Registrant was a party in which Mr. Xiao (or any member of his immediate family) had a direct or indirect material interest.

      F. Executive & Director Compensation

As a result of the Company's current limited available cash, no officer or director received compensation during the fiscal year ended December 31, 2005. TMHN intends to pay salaries when cash flow permits. To date, no compensation has been awarded to, earned by or paid to Jun Xiao, in the respective capacities as chairman of the board and chief executive officer and chief financial officer of the Registrant. The directors of the Registrant have not received compensation for their services as directors nor have they been reimbursed for expenses incurred in attending board meetings.

SUMMARY COMPENSATION TABLES

             ------------------------------------------------------
                               Annual Compensation
             ------------------------------------------------------

Name and                                                         Other Annual
Principal Position           Year     Salary ($)    Bonus ($)   Compensation ($)
-------------------------------------------------------------------------------
Evagelina Esparza Barrza
  President                  2005        -0-          -0-             -0-
  Director                   2004        -0-          -0-             -0-

-------------------------------------------------------------------------------

Long Term Compensation Table

                                       ------------------------------------------------------------------------
                                                                Long Term Compensation
                                       ------------------------------------------------------------------------
                                                  Awards                                    Payouts
                                       ------------------------------------------------------------------------
                                                        Stock Securities            LTIP            All Other
Name and Principal                     Restricted      Underlying Options/         Payouts         Compensation
     Position                Year      Award(s)($)           SARs(#)                 ($)               ($)
---------------------------------------------------------------------------------------------------------------
Evagelina Esparza Barrza
    President                2005          -0-                -0-                    -0-               -0-
    Director                 2004          -0-                -0-                    -0-               -0-
---------------------------------------------------------------------------------------------------------------

The Company currently does not have employment agreements with its sole executive officer/director. The executive officer/director of the Company has agreed to take no salary until the Company can generate enough revenues to support salaries on a regular basis. The officer will not be compensated for services previously provided. They will receive no accrued remuneration.

Compensation of Directors
-------------------------

No director receives any fee, salary or commission for service as a director. In addition, no such arrangement is contemplated for the foreseeable future.

Audit Committee
---------------

The company does not presently have an Audit Committee. The members of the Board sit as the Audit Committee. No qualified financial expert has been hired because the company is to small to afford such expense.

Code of Ethics
--------------

The company has not adopted a Code of Ethics for the Board and the salaried employees.

Committees and Procedures
-------------------------

      (1) The registrant has no standing audit, nominating and compensation committees of the Board of Directors, or committees performing similar functions. The Board acts itself in lieu of committees due to its small size.

      (2) The view of the board of directors is that it is appropriate for the registrant not to have such a committee because its directors participate in the consideration of director nominees, the board, and the company are so small.

      (3) The members of the Board who acts as nominating committee is not independent, pursuant to the definition of independence of a national securities exchange registered pursuant to section 6(a) of the Act (15 U.S.C. 78f(a).

      (4) The nominating committee has no policy with regard to the consideration of any director candidates recommended by security holders, but the committee will consider director candidates recommended by security holders.

      (5) The basis for the view of the board of directors that it is appropriate for the registrant not to have such a policy is that there is no need to adopt a policy for a small company.

      (6) The nominating committee will consider candidates recommended by security holders, and by security holders in submitting such recommendations.

      (7) There are no specific, minimum qualifications that the nominating committee believes must be met by a nominee recommended by security holders except to find anyone willing to serve with a clean background.

      (8) The nominating committee's process for identifying and evaluation of nominees for director, including nominees recommended by security holders, is to find qualified persons willing to serve with a clean backgrounds. There are no differences in the manner in which the nominating committee evaluates nominees for director based on whether the nominee is recommended by a security holder, or found by the board.

      G. Certain Relationships and Related Transactions

      Except as otherwise disclosed herein or incorporated herein by reference, there have not been any transactions, or proposed transactions, during the last two years, to which the Registrant was or is to be a party, in which any director or executive officer of the Registrant, any nominee for election as a director, any security holder owning beneficially more than five percent of the common stock of the Registrant, or any member of the immediate family of the aforementioned persons had or is to have a direct or indirect material interest.

      H. Description of Securities

      Each share of common stock is entitled to one vote on all matters upon which such shares can vote. All shares of common stock are equal to each other with respect to the election of directors and cumulative voting is not permitted. There are no preemptive rights. In the event of liquidation or dissolution, holders of common stock are entitled to receive, pro rata, the assets remaining, after creditors, and holders of any class of stock having liquidation rights senior to holders of shares of common stock, have been paid in full. All shares of common stock are entitled to such dividends as the Board of Directors may declare from time to time. There are no provisions in the articles of incorporation or bylaws that would delay, defer or prevent a change of control. The Registrant does not have any other classes of issued and outstanding capital stock.

      I. Market Price of and Dividends on the Registrant's Common Equity and Related Stockholder Matters

      The Registrant's common stock is traded on the OTCBB under the symbol "TMHN". As of June 29, 2006, the market price for the Registrant's common stock was $0.51 per share. There is currently no active trading market in the Registrant's common stock. The quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

     Pursuant to Item 5.01(a)(8) of Form 8-K, the information contained in Item 5(b) of Part II of the Registrant's Annual Report on Form 10-KSB for the fiscal years ended December 31, 2005 and 2004 is hereby incorporated herein by this reference.

      As of the close of business on June 30, 2006, there were approximately 20 holders of record of the Registrant's common stock.

      The Registrant has no plans to declare cash dividends on its common stock in the future and has not declared any thus far during fiscal year 2005 or during the last two completed fiscal years. There are no restrictions that limit the ability of the Registrant to declare cash dividends on its common stock and the Registrant does not believe that there are any that are likely to do so in the future.

      J. Legal Proceedings

      Neither the Registrant nor its property is a party to any pending legal proceeding.

      K. Changes in and Disagreements with Accountants

      Please see the information set forth below under Item 4.01 of this Current Report, which information is incorporated hereunder by this reference.

      L. Recent Sales of Unregistered Securities

      In connection with the Merger Transaction, as of July 12, 2006, the Registrant issued to the stockholders of FPEG 20,000,000 shares of the Registrant's common stock ("Merger Shares"). The Merger Shares were issued in consideration of all of the outstanding shares of FPEG. The Company believes that the issuance of the Merger Shares was exempt from the registration requirements of the Securities Act of 1933 by virtue of Regulation D, inasmuch as the Merger Shares were issued to nine individuals and entities all of whom were shareholders of FPEG, received their shares as a result of the Merger Agreement without any other solicitation and all of whom have agreed that the Merger Shares cannot be resold unless registered for sale under the Securities Act or in a transaction otherwise exempt from such requirements.

      M. Indemnification of Directors and Officers

      The Registrant will indemnify its directors and officers to the fullest extent permitted by the General Corporation Law of the State of Nevada.

Item 4.01 Changes in Registrant's Certifying Accountant.

A. Dismissal of Moore & Associates, Chartered

      (i) On June 23, 2006, TAM of Henderson, Inc. (the "Company" or "TAM") dismissed Moore & Associates, Chartered ("MAC") as its principal independent accountant. The decision to dismiss MAC as the Company's principal independent accountant was made by the Company's Board of Directors.

      (ii) MAC's report on the Company's financial statements for each of the past two years did not contain an adverse opinion or disclaimer of opinion, except that such report dated March 6, 2006, for the periods from January 15, 2004 (inception) through December 31, 2004, and from January 1, 2005, through December 31, 2005, expressed "substantial doubt" as to TAM's ability to continue as a going concern and stated that the "financial statements do not include any adjustments that might result from the outcome of this uncertainty." During the period from inception of the Company through December 31, 2004, and the fiscal year ended December 31, 2005,and from January 1, 2006, through June 26, 2006, the date of MAC's dismissal, there were no disagreements (within the meaning of Instruction 4 of Item 304 of Regulation S-K) between the Company and MAC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of MAC, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report and there have been no reportable events (as defined in Item 304 of Regulation S-K).

      As of the date of this Current Report, the Company has provided MAC with a copy of the disclosures it is making in response to this Item 4.01. The Company has requested that MAC furnish, and MAC has furnished, a letter addressed to the SEC stating whether it agrees with the statements made by the Company in response to this Item 4.01 of this Current Report and, if not, stating the respects in which it does not agree (the "MAC Letter"). A copy of the MAC Letter is filed as Exhibit 16.1 to this Current Report.

      B. Engagement of Morgenstern, Svoboda, & Baer, CPA's, P.C. (formerly known as Morgenstern & Company, CPA's. P.C.)

      On June 23, 2006, the Company retained Morgenstern, Svoboda, & Baer, CPA's, P.C. to serve as the Company's principal independent accountant.

Item 5.01 Changes in Control of Registrant.

      Immediately prior to the completion of the Merger Transaction, Jianping Jiang and Jun Xiao controlled the Registrant by virtue of their holdings in the Registrant's common stock.

      For information about the Merger Transaction, please see the information set forth above under Item 1.01 and Item 2.01 of this Current Report, which information is incorporated hereunder by this reference.

Item 5.06 Change in Shell Company Status.

      The Registrant was a "shell company" (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) immediately before the Merger Transaction. As a result of the Merger Transaction, the Registrant has acquired subsidiaries that possess operating businesses. Consequently, the Registrant believes that the Merger Transaction has caused it to cease to be a shell company. For information about the Merger Transaction, please see the information set forth above under Item 1.01 and Item 2.01 of this Current Report, which information is incorporated hereunder by this reference.

Item 9.01 Financial Statements and Exhibits.

a) Financial Statements of Shenzhen Yu Zhi Lu Aviation Service Company Ltd. as of March 31, 2006 and for the three months then ended;

b) Financial Statements of Shenzhen Yu Zhi Lu Aviation Service Company Ltd. as of December 31, 2005 and 2004 and for each of the years in the period ended December 31, 2005.

c) Unaudited Proforma Condensed Combined Statements Financial Condition of Tam of Henderson, Inc. as of March 31, 2006 and December 31, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2006                             TAM OF HENDERSON, INC.


                                                /s/ Jun Xiao
                                                --------------------------------
                                                Jun Xiao
                                                Chairman of the Board &
                                                Chief Executive Officer